UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number  (811-09871)
                                                    -----------

                               CULLEN FUNDS TRUST
                               ------------------
               (Exact name of registrant as specified in charter)

                                645 FIFTH AVENUE
                               NEW YORK, NY 10022
              (Address of principal executive offices) (Zip code)

                                 BROOKS CULLEN
                                645 FIFTH AVENUE
                               NEW YORK, NY 10022
                    (Name and address of agent for service)

                                  877-485-8586
                                  ------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2006
                         -------------

Date of reporting period:  JUNE 30, 2006
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                               Cullen Funds Trust

                        Cullen High Dividend Equity Fund

                                 ANNUAL REPORT

                                 June 30, 2006

                        CULLEN HIGH DIVIDEND EQUITY FUND

August 22, 2006

Dear Shareholder,

Performance for the Cullen High Dividend Equity Fund, Retail Class during the fiscal year dated 7/1/05 through 6/30/06 was 11.90%, compared to 8.63% for the S&P 500 Index. The performance was good in spite of many factors that increased the volatility of the market. Overseas military conflicts, commodity prices, interest rates and a housing bubble all contributed to the volatility. These factors were a few that made clear the importance of value investing, especially with a total return dividend focus.

One of the important aspects of the High Dividend strategy is the ability of the stocks in the portfolio to grow their dividends. It was apparent in the 2nd quarter, as year-over-year dividend growth for the average stock in the portfolio was 13%.

The stage appears to be set for continued strong dividend growth as cash on corporate balance sheets is at the highest level in history and at the same time the payout ratio (percent of earnings being paid out in dividends) is at the lowest level in 50 years. Also, corporate management is trying to overcome some of their lost credibility with shareholders and increasing the dividends is not a bad place to start.

The fund's dividend yield was higher than that of the S&P 500 Index and the Price/Earnings Ratio stood at what has been a historically attractive 13x earnings.

In summary, we believe the long-term outlook for the High Dividend strategy looks very good in this tricky market environment.

Sincerely,

                                /s/James P. Cullen
                                James P. Cullen
                                President

-----------------
The above outlook reflects the opinion of James P. Cullen, and is subject to change, is not guaranteed and should not be considered investment advice.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. THE FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUND MAY ALSO INVEST IN MEDIUM-CAPITALIZATION COMPANIES, WHICH WILL INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

Price to Earnings Ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Investment performance reflects fee waivers. In the absence of such waivers, total returns would be reduced. The S&P 500 Index is an unmanaged index commonly used to measure performance of U.S. stocks. You cannot invest directly in an index.

Must be accompanied or preceded by a current prospectus.

The Cullen High Dividend Equity Fund is distributed by Quasar Distributors, LLC. (08/06)

                        CULLEN HIGH DIVIDEND EQUITY FUND

FUND PERFORMANCE
                                  RETAIL CLASS

               Cullen High Dividend Equity Fund,
                         Retail Class                S&P 500
                         ------------                -------
       8/1/2003             $10,000                  $10,000
      9/30/2003              $9,990                  $10,222
     12/31/2003             $11,294                  $11,467
      3/31/2004             $11,716                  $11,661
      6/30/2004             $11,597                  $11,862
      9/30/2004             $11,881                  $11,640
     12/31/2004             $12,783                  $12,714
      3/31/2005             $12,538                  $12,441
      6/30/2005             $12,789                  $12,612
      9/30/2005             $13,309                  $13,066
     12/31/2005             $13,408                  $13,339
      3/31/2006             $14,329                  $13,901
      6/30/2006             $14,311                  $13,700

                                  Total Return
                              as of June 30, 2006

                                                            Annualized
                                            One           Since Inception
                                           Year              (8/01/03)
                                           ----              ---------
     Cullen High Dividend Equity
       Fund, Retail Class                  11.90%              13.08%
     S&P 500 Index                          8.63%              11.41%

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 8/01/03 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that you may pay on fund distributions or redemption of shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.CULLENFUNDS.COM.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                                    CLASS C

                     Cullen High Dividend Equity Fund,
                                  Class C                    S&P 500
                                  -------                    -------
      10/7/2004                   $10,000                    $10,000
     12/31/2004                   $10,626                    $10,762
      3/31/2005                   $10,396                    $10,531
      6/30/2005                   $10,578                    $10,675
      9/30/2005                   $10,990                    $11,059
     12/31/2005                   $11,059                    $11,290
      3/31/2006                   $11,792                    $11,766
      6/30/2006                   $11,756                    $11,596

                                  Total Return
                              as of June 30, 2006

                                                            Annualized
                                            One           Since Inception
                                           Year              (10/7/04)
                                           ----              ---------
     Cullen High Dividend Equity
       Fund, Class C                       11.13%               9.81%
     S&P 500 Index                          8.63%               8.95%

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 10/7/04 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that you may pay on fund distributions or redemption of shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.cullenfunds.com.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                                    CLASS I

                     Cullen High Dividend Equity Fund,
                                  Class I                      S&P 500
                                  -------                      -------
      10/7/2004                   $10,000                      $10,000
     12/31/2004                   $10,640                      $10,762
      3/31/2005                   $10,436                      $10,531
      6/30/2005                   $10,648                      $10,675
      9/30/2005                   $11,097                      $11,059
     12/31/2005                   $11,185                      $11,290
      3/31/2006                   $11,960                      $11,766
      6/30/2006                   $11,952                      $11,596

                                  Total Return
                              as of June 30, 2006

                                                            Annualized
                                            One          Since Inception
                                           Year             (10/7/04)
                                           ----             ---------
     Cullen High Dividend Equity
       Fund, Class I                       12.25%              10.87%
     S&P 500 Index                          8.63%               8.95%

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 10/7/04 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that you may pay on fund distributions or redemption of shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.cullenfunds.com.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                              AS OF JUNE 30, 2006

ASSETS:
Investments, at value (cost of $242,346,717)                     $252,672,797
Receivable for fund shares sold                                     2,872,522
Dividends and interest receivable                                     496,607
Prepaid expenses                                                       30,662
                                                                 ------------
  Total assets                                                    256,072,588
                                                                 ------------
LIABILITIES:
Payable for fund shares purchased                                         446
Payable for investments purchased                                  25,824,229
Payable to custodian                                                   13,990
Payable to Adviser                                                     93,526
Distribution fees payable                                               3,815
Accrued administration expense                                         32,620
Accrued audit expense                                                  17,057
Accrued fund accounting expense                                         6,576
Accrued transfer agent expense                                         14,564
Other accrued expenses and liabilities                                 18,125
                                                                 ------------
  Total liabilities                                                26,024,948
                                                                 ------------
NET ASSETS                                                       $230,047,640
                                                                 ------------
                                                                 ------------
NET ASSETS CONSIST OF:
Paid-in capital                                                  $220,224,134
Undistributed net investment income (loss)                             19,237
Accumulated net realized loss on investments                         (521,848)
Net unrealized appreciation (depreciation)
  on investments and foreign currency related transactions         10,326,117
                                                                 ------------
NET ASSETS                                                       $230,047,640
                                                                 ------------
                                                                 ------------
RETAIL CLASS:
Net assets applicable to outstanding Retail Class shares         $ 13,981,240
Shares issued (Unlimited number of shares of beneficial
  interest authorized, $0.001 par value)                            1,031,916
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE   $      13.55
CLASS C:
Net assets applicable to outstanding Class C shares              $  8,039,523
Shares issued (Unlimited number of shares of beneficial
  interest authorized, $0.001 par value)                              594,188
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE   $      13.53
CLASS I:
Net assets applicable to outstanding Class I shares              $208,026,877
Shares issued (Unlimited number of shares of beneficial
  interest authorized, $0.001 par value)                           15,352,437
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE   $      13.55

                     See notes to the financial statements.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2006

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $136,942)             $ 4,314,066
Interest                                                              789,332
                                                                  -----------
  Total investment income                                           5,103,398
                                                                  -----------
EXPENSES:
Investment advisory fees (Note 5)                                   1,292,611
Administration fees                                                   131,639
Shareholder servicing fees                                             76,670
Distribution fees (Note 6)
  Distribution fees - Retail Class                                     24,069
  Distribution fees - Class C                                          45,284
Registration and filing fees                                           48,873
Fund accounting fees                                                   40,494
Professional fees                                                      31,556
Custody fees                                                           29,813
Shareholder reports                                                    10,685
Insurance expense                                                       8,087
Trustees' fees and expenses                                             6,862
Other expenses                                                          2,000
                                                                  -----------
Total expenses before reimbursement from Adviser                    1,748,643
Expense reimbursement from Adviser                                   (709,832)
                                                                  -----------
  Net expenses                                                      1,038,811
                                                                  -----------
NET INVESTMENT INCOME                                               4,064,587
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
     Investments and foreign currency related transactions           (484,193)
     Written option contracts                                          13,523
                                                                  -----------
       Net realized loss                                             (470,670)
                                                                  -----------
  Net change in unrealized appreciation on:
     Investments and foreign currency related transactions          9,918,303
     Written option contracts                                           1,925
                                                                  -----------
       Net change in unrealized appreciation                        9,920,228
                                                                  -----------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                   9,449,558
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $13,514,145
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                YEAR ENDED        YEAR ENDED
                                                 JUNE 30,          JUNE 30,
                                                   2006              2005
                                                   ----              ----
OPERATIONS:
Net investment income                           $  4,064,587    $   511,377
Net realized gain (loss) on investments             (470,670)       (29,322)
Net change in unrealized appreciation
  of investments                                   9,920,228        317,414
                                                ------------    -----------
     Net increase in net assets resulting
       from operations                            13,514,145        799,469
                                                ------------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued
     Retail Class shares                           8,387,093      4,741,176
     Class C shares(1)<F1>                         4,954,765      2,901,094
     Class I shares(1)<F1>                       172,836,465     37,569,556
Proceeds from shares issued to holders on
  reinvestment of dividends
     Retail Class shares                             267,868         98,796
     Class C shares(1)<F1>                           101,745         28,644
     Class I shares(1)<F1>                           545,058        174,716
Cost of shares redeemed
     Retail Class shares                          (1,955,369)      (370,322)
     Class C shares(1)<F1>                          (312,744)        (3,284)
     Class I shares(1)<F1>                        (9,816,223)    (1,438,670)
                                                ------------    -----------
     Net increase in net assets from
       capital share transactions                175,008,658     43,701,706
                                                ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
     Retail Class                                   (259,903)       (73,597)
     Class C                                         (96,242)       (24,100)
     Class I                                      (3,616,403)      (399,984)
Net realized gains
     Retail Class                                     (5,769)        (9,018)
     Class C                                          (1,980)        (4,654)
     Class I                                         (67,160)       (25,566)
Return of capital
     Retail Class                                     (9,464)            --
     Class C                                          (4,072)            --
     Class I                                        (138,901)            --
                                                ------------    -----------
     Total distributions                          (4,199,894)      (536,919)
                                                ------------    -----------
TOTAL INCREASE IN NET ASSETS                     184,322,909     43,964,256
NET ASSETS:
Beginning of period                               45,724,731      1,760,475
                                                ------------    -----------
End of period (includes $19,237 and
  $12,926 of undistributed net investment
  income, respectively)                         $230,047,640    $45,724,731
                                                ------------    -----------
                                                ------------    -----------

(1)<F1> Commencement of operations for Class C and Class I shares was October 7, 2004.

                     See notes to the financial statements.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                                                       YEAR ENDED
                                                      JUNE 30, 2006
                                         -------------------------------------
                                         RETAIL CLASS     CLASS C      CLASS I
                                         ------------     -------      -------
NET ASSET VALUE - BEGINNING OF PERIOD       $12.43         $12.41      $12.42
                                            ------         ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                       0.33           0.20        0.39
  Net realized and unrealized
    gain (loss) on investments                1.14           1.17        1.12
                                            ------         ------      ------
     Total from investment operations         1.47           1.37        1.51
                                            ------         ------      ------
LESS DISTRIBUTIONS:
  Dividends from net investment income       (0.33)         (0.23)      (0.36)
  Distribution of net realized gains         (0.01)         (0.01)      (0.01)
  Return of capital                          (0.01)         (0.01)      (0.01)
                                            ------         ------      ------
     Total distributions                     (0.35)         (0.25)      (0.38)
                                            ------         ------      ------
NET ASSET VALUE - END OF PERIOD             $13.55         $13.53      $13.55
                                            ------         ------      ------
                                            ------         ------      ------
TOTAL RETURN                                11.90%         11.13%      12.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $13,981         $8,040    $208,027
Ratio of expenses to average net assets:
  Before expense reimbursement               1.55%          2.30%       1.30%
  After expense reimbursement                1.00%          1.75%       0.75%
Ratio of net investment income
  to average net assets:
  Before expense reimbursement               2.39%          1.64%       2.64%
  After expense reimbursement                2.94%          2.19%       3.19%
Portfolio turnover rate                      5.91%          5.91%       5.91%

                     See notes to the financial statements.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                              FINANCIAL HIGHLIGHTS


                                                                         YEAR ENDED                          AUGUST 1, 2003(2)<F3>
                                                                    JUNE 30, 2005(1)<F2>                        TO JUNE 30, 2004
                                                      ------------------------------------------------          ----------------
                                                      RETAIL CLASS          CLASS C             CLASS I           RETAIL CLASS
                                                      ------------          -------             -------           ------------
NET ASSET VALUE - BEGINNING OF PERIOD                    $11.45              $11.87              $11.87              $10.00
                                                         ------              ------              ------              ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.23                0.20                0.18                0.27
  Net realized and unrealized
    gain (loss) on investments                             0.95                0.49                0.59                1.33
                                                         ------              ------              ------              ------
       Total from investment operations                    1.18                0.69                0.77                1.60
                                                         ------              ------              ------              ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                    (0.17)              (0.12)              (0.19)              (0.15)
  Distribution of net realized gains                      (0.03)              (0.03)              (0.03)                 --
  Return of capital                                          --                  --                  --                  --
                                                         ------              ------              ------              ------
       Total distributions                                (0.20)              (0.15)              (0.22)              (0.15)
                                                         ------              ------              ------              ------
NET ASSET VALUE - END OF PERIOD                          $12.43              $12.41              $12.42              $11.45
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------
TOTAL RETURN                                             10.27%               5.79%(3)            6.48%(3)           15.98%(3)
                                                                                  <F4>                <F4>                <F4>
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $6,463              $3,007             $36,254              $1,760
Ratio of expenses to average net assets:
  Before expense reimbursement                            3.27%               3.03%(4)            1.97%(4)           16.27%(4)
                                                                                  <F5>                <F5>                <F5>
  After expense reimbursement                             1.06%(5)            1.74%(4)            0.75%(4)            1.50%(4)
                                                              <F6>                <F5>                <F5>                <F5>
Ratio of net investment income
  to average net assets:
  Before expense reimbursement                            1.08%               2.12%(4)            2.19%(4)          (12.41)%(4)
                                                                                  <F5>                <F5>                <F5>
  After expense reimbursement                             3.29%               3.41%(4)            3.41%(4)            2.36%(4)
                                                                                  <F5>                <F5>                <F5>
Portfolio turnover rate                                  35.01%              35.01%(3)           35.01%(3)           29.37%(3)
                                                                                  <F4>                <F4>                <F4>


(1)<F2> Commencement of operations for Class C and Class I Shares was October 7, 2004.
(2)<F3>   Commencement of operations.
(3)<F4>   Not Annualized.
(4)<F5>   Annualized.
(5)<F6> Effective October 7, 2004, the Adviser contractually agreed to lower the net annual operating expense ratio from 1.50% to 1.00% through June 30, 2006.

                     See notes to the financial statements.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2006

                                                SHARES               VALUE
                                                ------               -----
COMMON STOCKS 87.15%
AEROSPACE & DEFENSE 1.47%
Raytheon Co.                                     76,000          $  3,387,320
                                                                 ------------
BEVERAGES 3.23%
Diageo PLC - ADR (b)<F8>                        110,200             7,444,010
                                                                 ------------
CAPITAL MARKETS 5.28%
Allied Capital Corp.                            233,700             6,723,549
UBS AG (b)<F8>                                   49,500             5,430,150
                                                                 ------------
                                                                   12,153,699
                                                                 ------------
CHEMICALS 3.20%
The Dow Chemical Co.                             70,800             2,763,324
PPG Industries, Inc.                             69,500             4,587,000
                                                                 ------------
                                                                    7,350,324
                                                                 ------------
COMMERCIAL BANKS 13.95%
Australia & New Zealand Banking
  Group Ltd. - ADR (b)<F8>                       43,100             4,276,813
Bank of America Corp.                           116,000             5,579,600
Barclays PLC - ADR (b)<F8>                       11,350               519,603
Compass Bancshares, Inc.                         58,550             3,255,380
HSBC Holdings PLC - ADR (b)<F8>                  77,450             6,842,708
Regions Financial Corp.                         202,050             6,691,896
Wachovia Corp.                                   90,900             4,915,872
                                                                 ------------
                                                                   32,081,872
                                                                 ------------
CONSTRUCTION MATERIALS 2.51%
Cemex SA de CV - ADR (a)<F7>(b)<F8>             101,300             5,771,061
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES 7.15%
Alliancebernstein Holding LP                     81,400             4,976,796
Citigroup, Inc.                                  85,420             4,120,661
J.P. Morgan Chase & Co.                         174,750             7,339,500
                                                                 ------------
                                                                   16,436,957
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES 6.00%
BellSouth Corp.                                 183,000             6,624,600
Verizon Communications, Inc.                    214,300             7,176,907
                                                                 ------------
                                                                   13,801,507
                                                                 ------------
ELECTRIC UTILITIES 3.68%
Cia Energetica de Minas
  Gerais - ADR (b)<F8>                           42,580             1,814,334
Pinnacle West Capital Corp.                      90,000             3,591,900
TECO Energy, Inc.                               204,200             3,050,748
                                                                 ------------
                                                                    8,456,982
                                                                 ------------
FOOD PRODUCTS 5.75%
H.J. Heinz Co.                                  138,850             5,723,397
Sara Lee Corp.                                   40,550               649,611
Unilever NV - ADR (b)<F8>                       304,450             6,865,347
                                                                 ------------
                                                                   13,238,355
                                                                 ------------
HOUSEHOLD PRODUCTS 2.84%
Kimberly-Clark Corp.                            106,000             6,540,200
                                                                 ------------
METALS & MINING 2.01%
Anglo American PLC - ADR (b)<F8>                226,450             4,628,638
                                                                 ------------
NATIONAL COMMERCIAL BANKS 1.47%
National Bank of Canada (b)<F8>                  66,250             3,382,827
                                                                 ------------
OIL & GAS 7.43%
ChevronTexaco Corp.                             106,650             6,618,699
ConocoPhillips                                   39,050             2,558,946
PetroChina Co. Ltd. - ADR (b)<F8>                30,500             3,293,085
Petroleo Brasileiro SA - ADR (b)<F8>             50,000             4,465,500
Total SA - ADR (b)<F8>                            2,500               163,800
                                                                 ------------
                                                                   17,100,030
                                                                 ------------
PAPER & FOREST PRODUCTS 1.86%
Weyerhaeuser Co.                                 68,600             4,270,350
                                                                 ------------
PHARMACEUTICALS 10.42%
Bristol-Myers Squibb Co.                        258,000             6,671,880
GlaxoSmithKline PLC - ADR (b)<F8>               131,000             7,309,800
Pfizer, Inc.                                    304,000             7,134,880
Schering-Plough Corp.                           150,000             2,854,500
                                                                 ------------
                                                                   23,971,060
                                                                 ------------
REAL ESTATE 5.05%
BRE Properties - Class A                         54,000             2,970,000
Equity Residential                               76,100             3,403,953
Health Care Property Investors, Inc.            124,500             3,329,130
Healthcare Realty Trust, Inc.                    60,300             1,920,555
                                                                 ------------
                                                                   11,623,638
                                                                 ------------
SANITARY PAPER PRODUCTS 0.19%
Kimberly-Clark de Mexico SA
  de CV - ADR (b)<F8>                            26,850               427,216
                                                                 ------------
TELEPHONE COMMUNICATIONS 0.58%
Telecom Corp. of New Zealand
  Ltd. - ADR (b)<F8>                             67,550             1,343,570
                                                                 ------------
TOBACCO 3.08%
Altria Group, Inc.                               96,550             7,089,666
                                                                 ------------
Total Common Stocks
  (Cost $189,267,292)                                             200,499,282
                                                                 ------------
PREFERRED STOCKS 1.19%
Ford Motor Co. Capital Trust II                  98,600             2,741,080
                                                                 ------------
Total Preferred Stocks
  (Cost $3,646,990)                                                 2,741,080
                                                                 ------------

                                         PRINCIPAL AMOUNT
                                         ----------------
SHORT-TERM INVESTMENTS 21.49%
U.S. TREASURIES 20.68%
U.S. Treasury Bill, 4.265%, due 07/06/2006  $14,584,000            14,574,817
U.S. Treasury Bill, 4.570%, due 07/13/2006    1,068,000             1,066,380
U.S. Treasury Bill, 4.315%, due 07/20/2006    1,384,000             1,380,726
U.S. Treasury Bill, 4.635%, due 07/27/2006   30,018,000            29,923,339
U.S. Treasury Bill, 4.520%, due 08/03/2006      640,000               637,356
                                                                 ------------
Total U.S. Treasuries
  (Cost $47,582,618)                                               47,582,618
                                                                 ------------
VARIABLE RATE DEMAND NOTES#<F9> 0.81%
American Family Financial Services, 4.807%      937,245               937,245
Wisconsin Corporate Central
  Credit Union, 5.020%                          912,572               912,572
                                                                 ------------
Total Variable Rate Demand Notes
  (Cost $1,849,817)                                                 1,849,817
                                                                 ------------
Total Short-Term Investments
  (Cost $49,432,435)                                               49,432,435
                                                                 ------------
TOTAL INVESTMENTS 109.83%
  (Cost $242,346,717)                                             252,672,797
Liabilities in Excess of Other Assets (9.83)%                     (22,625,157)
                                                                 ------------
TOTAL NET ASSETS 100.00%                                         $230,047,640
                                                                 ------------
                                                                 ------------

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
(a)<F7>   Non Income Producing
(b)<F8>   Foreign Issued Security
#<F9> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of June 30, 2006.

                     See notes to the financial statements.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2006

1.   ORGANIZATION

The Cullen Funds Trust (the "Trust") is an open-end management investment company created as a Delaware business trust on March 25, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers two series of shares to investors, the Cullen High Dividend Equity Fund (the "Fund") and the Cullen International High Dividend Fund (collectively, "The Funds"). The Funds are open end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation and current income. The Fund's Retail Class commenced operations on August 1, 2003. The Fund's Class C and Class I shares commenced operations on October 7, 2004.

The Fund offers Retail, C and I Class Shares. Each class of shares differs principally in its respective administration, transfer agent, and distribution expenses and sales charges, if any. Each class of shares has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

a) Valuation of Securities - Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made; however, securities traded on a U.S. securities exchange for which there were no transactions on a given day, and securities not listed on a U.S. securities exchange, are valued at the average of the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities primarily traded in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Fund Board of Trustees under supervision of the full Board. Debt securities maturing within 60 days or less when purchased are valued by the amortized cost method, which approximates market value.

b) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid monthly for the Fund. Dividends from realized capital gains, if any, are declared and paid at least annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

c) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

d) Derivative Financial Instruments and Other Investment Strategies - The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund's investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

e) Options Transactions - For hedging purposes and in order to generate additional income, the Fund may write (or sell) call options on a covered basis. Premiums received on the sale of such options are expected to enhance the income of the Fund.

     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund relating to actions or omissions has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling a security at a price different from the current market price.

f) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

g) Guarantees and Indemnification - In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, however, the Fund expects the risk of loss to be remote.

h) Accounting for Uncertainty in Income Taxes - On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Cullen High Dividend Equity Fund's tax returns to determine whether it is more likely than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

i) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds on a high cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective shares outstanding.

3.   CAPITAL SHARE TRANSACTIONS

Share transactions were as follows:


                                                                CULLEN HIGH DIVIDEND EQUITY FUND
                                            RETAIL CLASS                    CLASS C                       CLASS I
                                             YEAR ENDED                   PERIOD ENDED                  PERIOD ENDED
                                           JUNE 30, 2005             JUNE 30, 2005(1)<F10>         JUNE 30, 2005(1)<F10>
                                           -------------             ---------------------         ---------------------
Shares sold                                   388,399                       240,245                       3,018,786
Shares reinvested                               8,049                         2,299                          14,026
Shares redeemed                               (29,979)                         (262)                       (114,572)
                                              -------                       -------                       ---------
Net increase                                  366,469                       242,282                       2,918,240
Shares outstanding:
   Beginning of period                        153,700                            --                              --
                                              -------                       -------                       ---------
   End of period                              520,169                       242,282                       2,918,240
                                              -------                       -------                       ---------
                                              -------                       -------                       ---------

(1)<F10> Commencement of operations for Class C and Class I shares was October 7, 2004.

                                            RETAIL CLASS                    CLASS C                       CLASS I
                                             YEAR ENDED                    YEAR ENDED                    YEAR ENDED
                                           JUNE 30, 2006                 JUNE 30, 2006                 JUNE 30, 2006
                                           -------------                 -------------                 -------------
Shares sold                                   639,261                       368,095                      13,136,870
Shares reinvested                              20,001                         7,556                          40,689
Shares redeemed                              (147,515)                      (23,745)                       (743,362)
                                            ---------                       -------                      ----------
Net increase                                  511,747                       351,906                      12,434,197
Shares outstanding:
   Beginning of period                        520,169                       242,282                       2,918,240
                                            ---------                       -------                      ----------
   End of period                            1,031,916                       594,188                      15,352,437
                                            ---------                       -------                      ----------
                                            ---------                       -------                      ----------


4.   INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term investments, for the fiscal year ended June 30, 2006 were $161,247,992 and $6,629,812, respectively. As of June 30, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments (a)<F11>                   $242,418,515
                                               ------------
                                               ------------
Gross unrealized appreciation                  $ 16,561,983
Gross unrealized depreciation                    (6,307,664)
                                               ------------
Net unrealized appreciation                    $ 10,254,319
                                               ------------
                                               ------------
Undistributed ordinary income                            --
Undistributed long-term capital gain                     --
                                               ------------
Total distributable earnings                             --
Other accumulated gains (losses)                   (430,813)
                                               ------------
Total accumulated earnings (losses)            $  9,823,506
                                               ------------
                                               ------------
(a)<F11> Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

At June 30, 2006, the Fund had tax basis capital losses of $428,852, which may be carried over to offset future capital gains, of such losses, $428,852 expire on December 31, 2014. The Fund had no post-October loss deferrals as of June 30, 2006. Further, as a result of permanent book-to-tax differences arising from differing treatment of certain income items, reclassification adjustments were made to increase (decrease) the accounts below:

      PAID-IN            UNDISTRIBUTED NET             UNDISTRIBUTED NET
      CAPITAL            INVESTMENT INCOME           REALIZED GAIN (LOSS)
      -------            -----------------           --------------------
     (163,653)                 88,584                       75,069

The tax composition of dividends paid during the year ended June 30, 2006 and the year ended June 30, 2005 was as follows:

                                JUNE 30, 2006              JUNE 30, 2005
                                -------------              -------------
Ordinary Income                    $4,046,168                 $533,573
Long-Term Capital Gain                  1,289                    3,346
Return of Capital                     152,437                       --

5.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has an agreement with Cullen Capital Management LLC (the "Adviser"), with which certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Fund will compensate the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets. Through October 31, 2007, the Adviser agreed to waive its fees and absorb expenses to the extent that the Fund's total annual operating expenses (excluding taxes) exceed 1.00% of the Fund's net assets for Retail Shares, 1.75% for Class C Shares and 0.75% for Class I Shares. For a period of three years after the year in which the Adviser waives or reimburses expenses, the Adviser may seek reimbursement from the Fund to the extent that total annual Fund operating expenses are less than the expense limitation in effect at the time of the waiver or reimbursement. The Adviser waived or reimbursed expenses of $709,832 associated with the Fund for the year ended June 30, 2006.

As of June 30, 2006, reimbursed/absorbed expenses for the Fund subject to potential recovery by year of expiration are as follows:

          Year of Expiration                   Amount
          ------------------                   ------
          June 30, 2007                       $144,555
          June 30, 2008                       $224,826
          June 30, 2009                       $709,832

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

6.   DISTRIBUTION PLAN

The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to
Rule   12b-1 under the 1940 Act.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of average daily net assets for the Fund's Retail Class shares. The Fund's Class C shares allow for up to 1.00% of average daily net assets, of which 0.75% may be paid as a distribution fee and 0.25% for certain shareholder services to shareholders. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund. This may include, but is not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $24,069 for the Retail Class shares and $45,284 for Class C shares pursuant to the Plan for the year ended June 30, 2006.

7.   OPTION CONTRACTS WRITTEN

For the Cullen High Dividend Equity Fund, the premium amount and number of option contracts written during the year ended June 30, 2006 were as follows:

                                               Premium             Number
                                               Amount           of Contracts
                                               ------           ------------
Options outstanding at June 30, 2005           $ 55,290              452
Options written                                      --               --
Options closed                                       --               --
Options exercised                               (41,767)            (297)
Options expired                                 (13,523)            (155)
                                               --------             ----
Options outstanding at June 30, 2006                 --               --
                                               --------             ----
                                               --------             ----

8.   FEDERAL TAX INFORMATION (UNAUDITED)

The Fund has designated 94% of the dividends declared from net investment income during the year ended June 30, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended June 30, 2006, 58% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Cullen Funds Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cullen High Dividend Equity Fund (the "Fund") at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
August 11, 2006

                        CULLEN HIGH DIVIDEND EQUITY FUND

                                EXPENSE EXAMPLE
                           JUNE 30, 2006 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first portion of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund's transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The examples below include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information within this portion of the table, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period", to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second portion in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second portion of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
                            Beginning         Ending          Expenses Paid
                          Account Value   Account Value   During Period(1)<F12>
                             1/1/06          6/30/06        1/1/06 - 6/30/06
                             ------          -------        ----------------
ACTUAL
High Dividend Equity Fund
  Retail Class             $1,000.00        $1,067.30             $5.13
  Class C                  $1,000.00        $1,063.00             $8.95
  Class I                  $1,000.00        $1,068.60             $3.85
HYPOTHETICAL (5% RETURN
  BEFORE EXPENSES)
High Dividend Equity Fund
  Retail Class             $1,000.00        $1,019.84             $5.01
  Class C                  $1,000.00        $1,016.12             $8.75
  Class I                  $1,000.00        $1,021.08             $3.76

(1)<F12> Expenses are equal to the High Dividend Equity Fund's Retail Class, Class C and Class I expense ratios of 1.00%, 1.75% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect one half-year period).

                        CULLEN HIGH DIVIDEND EQUITY FUND

                               BOARD OF TRUSTEES
                                  (UNAUDITED)


                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                            THE FUND               OTHER
                                                                                            COMPLEX                DIRECTORSHIPS
                           POSITIONS HELD        PRINCIPAL OCCUPATION(S)                    OVERSEEN               HELD BY
NAME, ADDRESS AND AGE      WITH FUND             DURING PAST 5 YEARS                        BY TRUSTEE             TRUSTEE
---------------------      ---------             -------------------                        ----------             -------
James P. Cullen            Trustee               President, controlling                     2                      None
Cullen Capital             and                   Member and Portfolio
  Management LLC           President             Manager, Cullen Capital
645 Fifth Avenue                                 Management LLC, since
New York, NY  10022                              May 2000; President, Schafer
Born: 1938                                       Cullen Capital Management,
                                                 Inc. a registered investment
                                                 adviser, from December
                                                 1982 to present.

Dr. Curtis J. Flanagan     Trustee               Private investor, 1998 to                  2                      None
c/o Cullen Capital                               present; Chairman, South
  Management LLC                                 Florida Pathologists Group,
645 Fifth Avenue                                 prior thereto.
New York, NY  10022
Born: 1921

Matthew J. Dodds           Independent           Private investor, 1999 to                  2                      None
c/o Cullen Capital         Trustee               present; Vice President -
  Management LLC                                 Research, Schafer Cullen
645 Fifth Avenue                                 Capital Management, Inc.,
New York, NY  10022                              from 1995 to 1999.
Born: 1941

Robert J. Garry            Independent           Corporate Controller,                      2                      None
c/o Cullen Capital         Trustee               Yonkers Racing Corporation,
   Management LLC                                2001; Chief Operations
645 Fifth Avenue                                 Officer, The Tennis Network
New York, NY  10022                              Inc., March 2000 to 2001;
Born: 1945                                       Senior Vice President and
                                                 Chief Financial Officer,
                                                 National Thoroughbred
                                                 Racing Association, 1998 to
                                                 2000; Director of Finance
                                                 and Chief Financial Officer,
                                                 United States Tennis
                                                 Association, prior thereto.

Stephen G. Fredericks      Independent           Institutional Trader,                      2                      None
c/o Cullen Capital         Trustee               Raymond James &
  Management LLC                                 Associates, February 2002
645 Fifth Avenue                                 to present; Institutional
New York, NY  10022                              Trader, ABN AMRO Inc.,
Born: 1942                                       January 1, 1995 to May 2001.

                                                              OFFICERS

John C. Gould              Chief                 Executive Vice President                   2                      None
Cullen Capital             Compliance            and Assistant Portfolio
  Management LLC           Officer and           Manager, Cullen Capital
645 Fifth Avenue           Executive             Management LLC, May 2000
New York, NY 10022         Vice                  to present; Assistant Portfolio
Born: 1960                 President             Manager, Schafer Cullen
                                                 Capital Management, Inc.,
                                                 from 1989 to present.

Brooks H. Cullen           Vice                  Vice President and Analyst,                2                      None
Cullen Capital             President             Cullen Capital Management
  Management LLC           since                 LLC, since May 2000; Analyst,
645 Fifth Avenue           inception             Schafer Cullen Capital
New York, NY 10022                               Management, Inc., from
Born: 1967                                       1996 to present.

Brenda S. Pons             Treasurer             Treasurer, Schafer Cullen                  2                      None
Cullen Capital                                   Capital Management LLC,
  Management LLC                                 2000 to Present; Assistant
645 Fifth Avenue                                 Controller, Schafer Cullen
New York, NY 10022                               Capital Management LLC,
Born: 1976                                       1999 to 2000; Junior
                                                 Accountant, Edward Monaco,
                                                 CPA, 1998 to 1999.

Rahul D. Sharma            Secretary             Secretary, Cullen Capital                  2                      None
Cullen Capital                                   Management LLC, since
  Management LLC                                 May 2000; Director of
645 Fifth Avenue                                 Institutional Marketing,
New York, NY 10022                               Schafer Cullen Capital
Born: 1970                                       Management, Inc., 1998 to
                                                 present; General
                                                 Manager, Harvest Moon
                                                 (Brewery/Cafe) and Student,
                                                 Rutgers Graduate School,
                                                 1997 to 1998.


At the Trust's regularly scheduled quarterly board meeting held on August 10, 2006, the Board accepted John C. Gould's resignation as Chief Compliance Officer and approved Steven M. Mullooly as the Trust's Chief Compliance Officer.

The Fund's statement of additional information contains additional information about the Fund's trustees and is available, without charge, (1) upon request by calling 1-877-485-8586, (2) at www.cullenfunds.com, or (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

                        CULLEN HIGH DIVIDEND EQUITY FUND

              TOP 10 INDUSTRIES - AS OF JUNE 30, 2006 (UNAUDITED)

          Commercial Banks                                         14%
          Pharmaceuticals                                          10%
          Oil & Gas                                                 7%
          Diversified Financial Services                            7%
          Diversified Telecommunication Services                    6%
          Food Products                                             6%
          Capital Markets                                           5%
          Real Estate                                               5%
          Electric Utilities                                        4%
          Beverages                                                 3%

Percentages are based upon net assets.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Fund is distributed by Quasar Distributors, LLC, a member of the NASD.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-877-485-8586; (2) at www.cullenfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Fund's proxy voting record is available on the SEC's website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY FILINGS ON FORM N-Q

Beginning with the quarter ending September 30, 2004 the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's N-Q will also be available upon request by calling 1-877-485-8586.

                        CULLEN HIGH DIVIDEND EQUITY FUND

                       BOARD APPROVAL OF CONTINUATION OF
                         INVESTMENT ADVISORY AGREEMENT
                                  (UNAUDITED)

At its meeting on May 10, 2006, the Board of Trustees (the "Board") of The Cullen Funds (the "Company") and its sole series, the Cullen High Dividend Equity Fund (the "Fund"), including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund voted to re-approve the current investment advisory agreement (the "Advisory Agreement") between the Fund and Cullen Capital Management LLC (the "Advisor"). In connection with its re-approval of the Advisory Agreement, the Board considered the following factors:

The Advisor:

     o    Provides investment management for the Cullen High Dividend Equity
          Fund.

     o Continues to retain the services of the Fund's Chief Compliance Officer and will make all reasonable efforts to insure that the Fund is in compliance with the securities laws.

     o Oversees distribution of the Fund through third-party broker/dealers and independent financial institutions.

     o Oversees those third party service providers that support the Fund in providing fund accounting, fund administration, fund distribution, fulfillment, transfer agency and custodial services.

The Board also (i) reviewed the past performance of the Fund and the expense ratios of the Fund, (ii) considered the fees charged by Cullen Capital Management and (iii) considered the profitability of Cullen Capital Management as shown in the Board materials provided at the meeting.

The Board then discussed economies of scale and breakpoints and determined that the Fund, managed by Cullen Capital Management, has not yet grown to be significant in size, nor has the marketplace demonstrated significantly rapid potential growth to any extent, that would warrant the use of breakpoints by the manager.

The Board reviewed the Fund's expense ratios and comparable expense ratios for similar funds. The Board used data from Lipper, showing funds classified by Lipper as Equity Income Funds, similar in nature to the Cullen High Dividend Equity Fund. The Board determined that the after reimbursement total expense ratio of the Fund falls within the range of the ratios of other funds in the Equity Income classification. The Board considered the Operating Expense Limitation Agreement between the Advisor and the Fund which limits the annual operating expenses of each of the Retail Class, Class C, and Class I shares of the Fund to 1.00%, 1.75% and 0.75%, respectively, of the average net asset value of such respective Class for such year, until October 31, 2007.

The Board also referenced Cullen Capital Management's Form ADV and a copy of the current Investment Advisory Agreement. In addition, they referenced a comparison of fees charged by Cullen Capital Management and Schafer Cullen Capital Management to other clients. Based on the factors discussed above, the Board, including all Independent Trustees, recommended continuation of the Advisory Agreement.

                               INVESTMENT ADVISER
                         Cullen Capital Management LLC
                               New York, New York

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                              Milwaukee, Wisconsin

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                              Milwaukee, Wisconsin

                                 LEGAL COUNSEL
                               Sidley Austin LLP
                               Chicago, Illinois

                         ADMINISTRATOR, TRANSFER AGENT,
                              AND FUND ACCOUNTANT
                        U.S. Bancorp Fund Services, LLC
                              Milwaukee, Wisconsin

                                   CUSTODIAN
                                U.S. Bank, N.A.
                              Milwaukee, Wisconsin

                               Cullen Funds Trust

                    Cullen International High Dividend Fund

                                 ANNUAL REPORT
                                 June 30, 2006

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

August 22, 2006

Dear Shareholder,

Performance for the Cullen International High Dividend Fund, Retail Class from inception date 12/15/05 was 9.47%. The returns for the same period for the S&P 500 index and the MSCI EAFE were 0.95% and 11.46% respectively.

The performance for the fund in its first 6 months was good despite a major correction during the period for the international markets and many additional factors that increased the volatility of the market. Overseas military conflicts, commodity prices, interest rates and a housing bubble all contributed to the volatility.

What our experience has been and what we saw in this first 6 months of trading for the fund is that the combination of a dividend discipline with a price/earnings discipline tends to cushion the down markets.

Earnings for the stocks in the portfolio were very strong during the year and the valuations are at very attractive levels as to price/earnings, price/book and dividend yield. This combination of strong earnings and good valuations has historically translated into higher prices for stocks.

                                /s/James P. Cullen
                                James P. Cullen
                                President
-----------------
The above outlook reflects the opinion of James P. Cullen, and is subject to change, is not guaranteed and should not be considered investment advice.

The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australia, Asia and the Far East. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighed index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.
You cannot invest directly in an index.

PAST DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. THE FUND INVESTS IN FOREIGN SECURITIES, WHICH INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. THE FUND MAY ALSO INVEST IN MEDIUM-CAPITALIZATION COMPANIES, WHICH WILL INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

Price to Earnings Ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Investment performance reflects fee waivers. In the absence of such waivers, total returns would be reduced.

Must be accompanied or preceded by a current prospectus.

The Cullen High Dividend Equity Fund is distributed by Quasar Distributors, LLC. (08/06)

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

FUND PERFORMANCE
                                  RETAIL CLASS

                 Cullen International High
                Dividend Fund, Retail Class     MSCI EAFE Index      S&P 500
                ---------------------------     ---------------      -------
  12/15/2005              $10,000                    $10,000        $10,000
  12/30/2005               $9,990                    $10,087         $9,829
   3/31/2006              $11,043                    $11,042        $10,243
   6/30/2006              $10,947                    $11,146        $10,095

                  Cumulative Total Return as of June 30, 2006

                                                              Since Inception
                                                                 (12/15/05)
                                                                 ----------
     Cullen International High Dividend Fund, Retail Class         9.47%
     MSCI EAFE Index                                               11.46%
     S&P 500 Index                                                 0.95%

The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australia, Asia and the Far East.

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 12/15/05 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that you may pay on fund distributions or redemption of shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.CULLENFUNDS.COM.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                                    CLASS C

                  Cullen International High
                   Dividend Fund, Class C      MSCI EAFE Index     S&P 500
                   ----------------------      ---------------     -------
  12/15/2005                $10,000                $10,000          $10,000
  12/30/2005                 $9,980                $10,087           $9,829
   3/31/2006                $11,032                $11,042          $10,243
   6/30/2006                $10,921                $11,146          $10,095

                  Cumulative Total Return as of June 30, 2006

                                                             Since Inception
                                                                (12/15/05)
                                                                ----------
     Cullen International High Dividend Fund, Class C             9.21%
     MSCI EAFE Index                                             11.46%
     S&P 500 Index                                                0.95%

The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australia, Asia and the Far East.

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 12/15/05 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that you may pay on fund distributions or redemption of shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.cullenfunds.com.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                                    CLASS I

               Cullen International High
               Dividend Fund, Class I        MSCI EAFE Index       S&P 500
               ----------------------        ---------------       -------
  12/15/2005           $10,000                  $10,000             $10,000
  12/30/2005            $9,980                  $10,087              $9,829
   3/31/2006           $11,067                  $11,042             $10,243
   6/30/2006           $10,976                  $11,146             $10,095

                  Cumulative Total Return as of June 30, 2006

                                                              Since Inception
                                                                 (12/15/05)
                                                                 ----------
     Cullen International High Dividend Fund, Class I              9.76%
     MSCI EAFE Index                                              11.46%
     S&P 500 Index                                                 0.95%

The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australia, Asia and the Far East.

The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 12/15/05 (commencement of operations). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that you may pay on fund distributions or redemption of shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING WWW.CULLENFUNDS.COM.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                              AS OF JUNE 30, 2006
ASSETS:
Investments, at value (cost of $8,512,904)                       $8,557,570
Cash                                                                678,688
Receivable for fund shares sold                                       5,254
Dividends and interest receivable                                    35,095
Receivable from Adviser                                               8,614
Receivable for securities sold                                       65,240
Prepaid expenses                                                     26,393
                                                                 ----------
  Total assets                                                    9,376,854
                                                                 ----------
LIABILITIES:
Payable for securities purchased                                    380,531
Payable for fund shares purchased                                       988
Distribution fees payable                                             4,583
Accrued administration expense                                       12,455
Accrued audit expense                                                14,817
Accrued fund accounting expense                                       8,458
Accrued transfer agent expense                                        9,377
Other accrued expenses and liabilities                               10,738
                                                                 ----------
  Total liabilities                                                 441,947
                                                                 ----------
NET ASSETS                                                       $8,934,907
                                                                 ----------
                                                                 ----------
NET ASSETS CONSIST OF:
Paid-in capital                                                  $9,004,296
Undistributed net investment income                                     910
Undistributed net realized loss on investments                     (115,005)
Net unrealized appreciation (depreciation)
  on investments and foreign currency related transactions           44,706
                                                                 ----------
NET ASSETS                                                       $8,934,907
                                                                 ----------
                                                                 ----------
RETAIL CLASS:
Net assets applicable to outstanding Retail Class shares         $4,965,802
Shares issued (Unlimited number of shares of beneficial
  interest authorized, $0.001 par value)                            458,890
Net asset value, offering price and redemption
  price per share                                                $    10.82
CLASS C:
Net assets applicable to outstanding Class C shares                $305,977
Shares issued (Unlimited number of shares of beneficial
  interest authorized, $0.001 par value)                             28,309
Net asset value, offering price and redemption
  price per share                                                $    10.81
CLASS I:
Net assets applicable to outstanding Class I shares              $3,663,128
Shares issued (Unlimited number of shares of beneficial
  interest authorized, $0.001 par value)                            337,810
Net asset value, offering price and redemption
  price per share                                                $    10.84

                     See notes to the financial statements.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                            STATEMENT OF OPERATIONS
             FOR THE PERIOD DECEMBER 15, 2005 THROUGH JUNE 30, 2006

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $15,722)              $ 123,233
Interest                                                                 87
                                                                  ---------
  Total investment income                                           123,320
                                                                  ---------
EXPENSES:
Administration fees                                                  40,480
Fund accounting fees                                                 31,521
Registration and filing fees                                         26,817
Professional fees                                                    26,654
Shareholder servicing fees                                           35,732
Investment advisory fees (Note 5)                                    25,147
Custody fees                                                          8,373
Shareholder reports                                                   7,035
Trustees' fees and expenses                                           5,343
Distribution fees (Note 6)
  Distribution fees - Retail Class                                    3,669
  Distribution fees - Class C                                           318
Other expenses                                                        1,080
                                                                  ---------
Total expenses before reimbursement from Adviser                    212,169
Expense reimbursement from Adviser                                 (183,034)
                                                                  ---------
  Net expenses                                                       29,135
                                                                  ---------
NET INVESTMENT INCOME                                                94,185
                                                                  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments
    and foreign currency related transactions                      (121,109)
  Net change in unrealized gain (loss) on investments
    and foreign currency related transactions                        44,706
                                                                  ---------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (76,403)
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  17,782
                                                                  ---------
                                                                  ---------

                     See notes to the financial statements.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                      DECEMBER 15, 2005(1)<F13>
                                                          TO JUNE 30, 2006
                                                          ----------------
OPERATIONS:
Net investment income                                            $   94,185
Net realized gain (loss) on investments                            (121,109)
Net change in unrealized gain (loss) on investments                  44,706
                                                                 ----------
     Net increase in net assets resulting from operations            17,782
                                                                 ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued
     Retail Class shares                                          5,180,799
     Class C shares                                                 310,201
     Class I shares                                               3,625,469
Proceeds from shares issued to holders on
  reinvestment of dividends
     Retail Class shares                                             50,914
     Class C shares                                                   1,704
     Class I shares                                                  29,785
Cost of shares redeemed
     Retail Class shares                                           (179,987)
     Class C shares                                                      --
     Class I shares                                                 (11,002)
                                                                 ----------
     Net increase in net assets from capital
       share transactions                                         9,007,883
                                                                 ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
     Retail Class                                                   (50,914)
     Class C                                                         (2,220)
     Class I                                                        (37,624)
                                                                 ----------
     Total distributions                                            (90,758)
                                                                 ----------
TOTAL INCREASE IN NET ASSETS                                      8,934,907
NET ASSETS:
Beginning of period                                                      --
                                                                 ----------
End of period (includes $910 of undistributed
  net investment income)                                         $8,934,907
                                                                 ----------
                                                                 ----------

(1)<F13>  Commencement of operations.

                     See notes to the financial statements.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                              FINANCIAL HIGHLIGHTS


                                                                            DECEMBER 15, 2005(1)<F14> TO
                                                                                    JUNE 30, 2006
                                                            ------------------------------------------------------------
                                                            RETAIL CLASS                CLASS C                  CLASS I
                                                            ------------                -------                 --------
NET ASSET VALUE - BEGINNING OF PERIOD                           $10.00                   $10.00                   $10.00
                                                                ------                   ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                        0.13                     0.07                     0.14
     Net realized and unrealized
       gain (loss) on investments                                 0.82                     0.85                     0.83
                                                                ------                   ------                   ------
          Total from investment operations                        0.95                     0.92                     0.97
                                                                ------                   ------                   ------
LESS DISTRIBUTIONS:
     Dividends from net investment income                        (0.13)                   (0.11)                   (0.13)
                                                                ------                   ------                   ------
          Total distributions                                    (0.13)                   (0.11)                   (0.13)
                                                                ------                   ------                   ------
NET ASSET VALUE - END OF PERIOD                                 $10.82                   $10.81                   $10.84
                                                                ------                   ------                   ------
                                                                ------                   ------                   ------
TOTAL RETURN                                                     9.47%(2)<F15>            9.21%(2)<F15>            9.76%(2)<F15>
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $4,966                     $306                   $3,663
Ratio of expenses to average net assets:
     Before expense reimbursement                                8.36%(3)<F16>            9.11%(3)<F16>            8.47%(3)<F16>
     After expense reimbursement                                 1.25%(3)<F16>            2.00%(3)<F16>            1.00%(3)<F16>
Ratio of net investment income
  to average net assets:
     Before expense reimbursement                               (3.45%)(3)<F16>          (4.20%)(3)<F16>          (3.61%)(3)<F16>

     After expense reimbursement                                 3.66%(3)<F16>            2.91%(3)<F16>            3.86%(3)<F16>
Portfolio turnover rate                                         42.38%(2)<F15>           42.38%(2)<F15>           42.38%(2)<F15>



(1)<F14>  Commencement of operations.
(2)<F15>  Not Annualized
(3)<F16>  Annualized

                     See notes to the financial statements.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                            SCHEDULE OF INVESTMENTS
                              AS OF JUNE 30, 2006

                                                     SHARES            VALUE
                                                     ------            -----
COMMON STOCKS 95.8%
AUSTRALIA 3.4%
Australia & New Zealand Banking Group Ltd. - ADR       1,470       $  145,868
Equigold NL                                           37,400           44,050
St. George Bank Ltd.                                   5,250          114,425
                                                                   ----------
                                                                      304,343
                                                                   ----------
BERMUDA 1.6%
Tsakos Energy Navigation Ltd.                          3,400          141,712
                                                                   ----------
BRAZIL 8.0%
Cia Energetica de Minas Gerais - ADR                   4,450          189,614
Cia Siderurgica Nacional SA - ADR                      4,350          140,070
Cia Vale do Rio Doce - ADR                             4,300          103,372
CPFL Energia SA - ADR                                  1,100           40,205
Petroleo Brasileiro SA - ADR                           2,050          183,086
Sadia SA - ADR                                         2,200           57,618
                                                                   ----------
                                                                      713,965
                                                                   ----------
BRITISH VIRGIN ISLANDS 1.2%
NAM TAI Electronics, Inc.                              4,700          105,139
                                                                   ----------
CANADA 9.0%
Calloway Real Estate Investment Trust                  3,800           83,230
Canadian Oil Sands Trust                               4,200          135,450
Enerplus Resources Fund                                3,750          210,900
Fording Canadian Coal Trust                              750           23,775
Pengrowth Energy Trust                                 6,900          166,221
Primaris Real Estate Investment Trust                  4,400           64,051
Timberwest Forest Corp.                                9,500          122,037
                                                                   ----------
                                                                      805,664
                                                                   ----------
CHILE 0.5%
Inversiones Aguas Metropolitan SA - ADR
  (Acquired 02/17/2006, Cost $43,538) (b)<F18>         2,200           44,840
                                                                   ----------
CHINA 3.4%
Guangshen Railway Company Ltd. - ADR                   3,450           64,756
PetroChina Co. Ltd. - ADR                              1,450          156,557
Shenzhen Expressway Company Ltd.                     165,000           79,140
                                                                   ----------
                                                                      300,453
                                                                   ----------
EGYPT 0.8%
Commercial International Bank                          7,350           72,765
                                                                   ----------
FINLAND 1.5%
Nokia OYJ - ADR                                        6,550          132,703
                                                                   ----------
GERMANY 5.0%
Deutsche Lufthansa AG                                  5,800          107,049
RWE AG                                                 1,100           91,593
Siemens AG - ADR                                       2,140          185,795
Vivacon AG (a)<F17>                                    2,950           65,993
                                                                   ----------
                                                                      450,430
                                                                   ----------
HUNGARY 1.0%
Magyar Telekom Telecommunications
  Ltd. - ADR (a)<F17>                                  4,800           90,912
                                                                   ----------
INDIA 1.3%
ICICI Bank Ltd. - ADR                                  4,800          113,520
                                                                   ----------
ITALY 2.2%
Unicredito Italiano SpA                               25,250          197,652
                                                                   ----------
JAPAN 2.3%
Japan Retail Fund Investment Corp.                         2           15,729
Nikko Cordial Corp.                                    9,000          115,134
Nissan Motor Co., Ltd. - ADR                           3,450           75,831
                                                                   ----------
                                                                      206,694
                                                                   ----------
MALAYSIA 3.6%
British American Tobacco Malaysia Berhad               5,800           62,349
Ioi Properties Berhad                                 63,000          138,019
Kuala Lumpur Kepong Berhad                            44,500          118,077
                                                                   ----------
                                                                      318,445
                                                                   ----------
MEXICO 2.3%
Cemex SA de CV - ADR (a)<F17>                          2,800          159,516
Kimberly-Clark de Mexico SA de CV - ADR                2,600           41,369
                                                                   ----------
                                                                      200,885
                                                                   ----------
NETHERLANDS 5.7%
ABN AMRO Holding NV - ADR                              4,000          109,440
Corio NV                                               1,300           80,861
Eurocommercial Properties NV                             700           26,824
ING Groep NV - ADR                                     5,050          198,566
Unilever NV - ADR                                      4,100           92,455
                                                                   ----------
                                                                      508,146
                                                                   ----------
NEW ZEALAND 0.4%
Telecom Corp. of New Zealand Ltd. - ADR                1,830           36,399
                                                                   ----------
NORWAY 2.1%
Telenor ASA                                           15,200          183,746
                                                                   ----------
POLAND 0.2%
Polski Koncern Naftowy Orientl - ADR                     580           19,289
                                                                   ----------
RUSSIAN FEDERATION 1.3%
LUKOIL - ADR (a)<F17>                                  1,400          117,040
                                                                   ----------
SINGAPORE 10.7%
Ascendas Real Estate Investment Trust                 40,000           48,520
Parkway Holdings                                     118,000          184,136
Petra Foods Ltd.                                      21,000           18,441
Raffles Medical Group Ltd.                           297,000          151,047
Sarin Technologies Ltd.                              157,000          107,123
Singapore Telecommunications Ltd.                    121,000          194,169
Tat Hong Holdings Ltd.                               382,000          253,404
                                                                   ----------
                                                                      956,840
                                                                   ----------
SOUTH AFRICA 3.9%
African Bank Investments Ltd.                         37,400          146,001
Samsung Electronics Co., Ltd. - ADR
  (Acquired 12/20/2005 - 03/02/2006,
  Cost $105,890) (a)<F17>(b)<F18>                        400           97,607
The Tongaat-Hulett Group Ltd.                          8,300          108,930
                                                                   ----------
                                                                      352,538
                                                                   ----------
SOUTH KOREA 2.7%
Korea Electric Power Corp. - ADR                         400            7,584
KT&G Corp.                                               970           56,641
KT&G Corp. _ ADR (Acquired 12/22/2005,
  Cost $114,099) (a)<F17>(b)<F18>                      4,250          124,091
Lg Electronics, Inc. New - ADR
  (Acquired 12/20/2005 - 04/19/2006,
  Cost $87,905) (a)<F17>(b)<F18>                       3,250           57,038
                                                                   ----------
                                                                      245,354
                                                                   ----------
SWEDEN 1.6%
Kungsleden AB (a)<F17>                                11,850          139,136
                                                                   ----------
SWITZERLAND 4.9%
Nestle SA - ADR                                        1,600          125,388
Syngenta AG                                              900          119,627
UBS AG                                                 1,750          191,975
                                                                   ----------
                                                                      436,990
                                                                   ----------
TAIWAN 1.4%
Taiwan Semiconductor
  Manufacturing Co., Ltd. - ADR (a)<F17>              14,008          128,592
                                                                   ----------
THAILAND 1.2%
Rojana Industrial Park Pcl                           267,000          105,763
                                                                   ----------
UNITED KINGDOM 12.6%
Anglo American PLC - ADR                               6,500          132,860
Barclays PLC - ADR                                     4,500          206,010
Diageo PLC - ADR                                       3,450          233,047
GlaxoSmithKline PLC - ADR                              5,750          320,850
HSBC Holdings PLC - ADR                                  850           75,098
Vodafone Group PLC - ADR                               7,500          159,750
                                                                   ----------
                                                                    1,127,615
                                                                   ----------
Total Common Stocks
  (Cost $8,512,904)                                                 8,557,570
                                                                   ----------
TOTAL INVESTMENTS 95.8%
  (Cost $8,512,904)                                                 8,557,570
Other Assets in Excess of Liabilities 4.2%                            377,337
                                                                   ----------
TOTAL NET ASSETS 100.0%                                            $8,934,907
                                                                   ----------
                                                                   ----------

Percentages are stated as a percent of net assets.

(a)<F17>  Non Income Producing
(b)<F18>  144(A) Security
ADR American Depository Receipt

                     See notes to the financial statements.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

At June 30, 2006, sector diversification of the fund was as follows:

                                        % OF NET ASSETS             VALUE
                                        ---------------             -----
FOREIGN COMMON STOCK
Consumer Discretionary                        0.9%               $   75,831
Consumer Staples                              11.2                  997,037
Energy                                        12.4                1,110,965
Financials                                    27.5                2,454,579
Health Care                                    7.3                  656,033
Industrials                                    7.7                  690,144
Information Technology                         4.1                  366,434
Manufacturing                                  1.3                  117,697
Materials                                     10.7                  952,431
Telecommunication Services                     7.4                  664,976
Sanitary Services                              0.5                   44,840
Utilities                                      3.7                  328,996
Wholesale Trade                                1.1                   97,607
                                            ------               ----------
TOTAL INVESTMENTS                             95.8                8,557,570
Other Assets in Excess of Liabilities          4.2                  377,337
                                            ------               ----------
TOTAL NET ASSETS                            100.0%               $8,934,907
                                            ------               ----------
                                            ------               ----------

                     See notes to the financial statements.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2006

1.   ORGANIZATION

The Cullen Funds Trust (the "Trust") is an open-end management investment company created as a Delaware business trust on March 25, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers two separate series to investors, the Cullen High Dividend Equity Fund and the Cullen International High Dividend Fund (the "Fund" or collectively "The Funds"). The Funds are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation and current income. The Fund commenced operations on December 15, 2005.

The Fund offers Retail, C and I Class Shares. Each class of shares differs principally in its respective administration, transfer agent, and distribution expenses and sales charges, if any. Each class of shares has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

a) Valuation of Securities - Securities that are primarily traded on a national or foreign securities exchange are valued at the last sales price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Fund's Board of Trustees under supervision of the full Board. Debt securities maturing within 60 days or less when purchased are valued by the amortized cost method, which approximates market value. Price movements in futures contracts and American Depository Receipts, and various other indices, may be reviewed in the course of making good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

b) Distributions to Shareholders - Dividends from net investment income, if any, are declared and paid quarterly for the Fund. Dividends from realized capital gains, if any, are declared and paid at least annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

c) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

d) Derivative Financial Instruments and Other Investment Strategies - The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund's investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

f) Guarantees and Indemnification - In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, however, the Fund expects the risk of loss to be remote.

g) Recently Issued Accounting Pronouncements - On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Cullen International High Dividend Fund's tax returns to determine whether it is more likely than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

h) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds on a high cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective shares outstanding.

3.   CAPITAL SHARE TRANSACTIONS

Share transactions were as follows:


                     CULLEN INTERNATIONAL HIGH DIVIDEND FUND
                                   RETAIL CLASS                             CLASS C                               CLASS I
                            DECEMBER 15, 2005(1)<F19>              DECEMBER 15, 2005(1)<F19>             DECEMBER 15, 2005(1)<F19>
                                 TO JUNE 30, 2006                       TO JUNE 30, 2006                     TO JUNE 30, 2006
                                 ----------------                       ----------------                     ----------------
Shares sold                           470,817                                28,149                               335,967
Shares reinvested                       4,735                                   160                                 2,766
Shares redeemed                       (16,662)                                   --                                  (923)
                                      -------                                ------                               -------
Net increase                          458,890                                28,309                               337,810
Shares outstanding:
   Beginning of period                     --                                    --                                    --
                                      -------                                ------                               -------
   End of period                      458,890                                28,309                               337,810
                                      -------                                ------                               -------
                                      -------                                ------                               -------


(1)<F19>  Commencement of operations.

4.   INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term investments, for the period ended June 30, 2006 were $10,393,849 and $1,759,836, respectively.

As of June 30, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments (a)<F20>                     $8,552,959
                                                 ----------
                                                 ----------
Gross unrealized appreciation                    $  422,030
Gross unrealized depreciation                      (417,379)
                                                 ----------
Net unrealized appreciation                      $    4,651
                                                 ----------
                                                 ----------
Undistributed ordinary income                            --
Undistributed long-term capital gain                     --
                                                 ----------
Total distributable earnings                             --
Other accumulated gains (losses)                    (74,040)
                                                 ----------
Total accumulated earnings (losses)              $  (69,389)
                                                 ----------
                                                 ----------

(a)<F20> Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments and investments in real estate investment trusts.

At June 30, 2006, the Fund had net realized capital losses from transactions after November 1, 2005 of $74,040. Post-October capital losses for tax purposes are deferred and will be recognized in 2007 and are included in the tax accumulated earnings for the Fund. Further, as a result of permanent book-to-tax differences arising from differing treatment of certain income items and non-deductible current year expenses, reclassification adjustments were made to increase (decrease) the amounts listed below:

           PAID-IN           UNDISTRIBUTED NET          UNDISTRIBUTED NET
           CAPITAL           INVESTMENT INCOME         REALIZED GAIN (LOSS)
           -------           -----------------         --------------------
           $(3,587)               $(2,517)                    $6,104

The tax composition of dividends paid during the period ended June 30, 2006 was as follows:

                             JUNE 30, 2006
                             -------------
Ordinary Income                 $90,758
Long-Term Capital Gain               --

5.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has an agreement with Cullen Capital Management LLC (the "Adviser"), with which certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Fund will compensate the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets. Through June 30, 2008, the Adviser has agreed to waive its fees and absorb expenses to the extent that the Fund's total annual operating expenses (excluding taxes) exceed 1.25% of the Fund's net assets for Retail Shares, 2.00% for Class C Shares and 1.00% for Class I Shares. For a period of three years after the year in which the Adviser waives or reimburses expenses, the Adviser may seek reimbursement from the Fund to the extent that total annual Fund operating expenses are less than the expense limitation in effect at the time of the waiver or reimbursement. The Adviser waived or reimbursed expenses of $183,034 associated with the Fund for the period ended June 30, 2006.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Trust. The Bank of New York serves as custodian for the Fund.

6.   DISTRIBUTION PLAN

The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of average daily net assets for the Fund's Retail Class shares. The Fund's Class C shares allow for up to 1.00% of average daily net assets, of which 0.75% may be paid as a distribution fee and 0.25% for certain shareholder services to shareholders. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund. This may include, but is not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $3,669 for the Retail Class shares and $318 for Class C shares pursuant to the Plan for the period ended June 30, 2006.

7.   FEDERAL TAX INFORMATION (UNAUDITED)

The Fund has designated 100% of the dividends declared from net investment income during the period ended June 30, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the period ended June 30, 2006, 4% of the ordinary distributions paid by the Fund qualify for the dividend received deduction available to corporate shareholders.

For the period ended June 30, 2006, the Cullen International High Dividend Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to section 853 of the Internal Revenue Code as follows:
                             FOREIGN SOURCE               FOREIGN
                             INCOME EARNED              TAXES PAID
                             -------------              ----------
     Australia                 $  5,652                    $  888
     Bermuda                      2,750                        --
     Brazil                      20,601                       918
     Britain                     13,728                        --
     British V.I.                 2,524                        --
     Canada                      17,220                     3,329
     Chile                        1,130                       245
     China                        2,134                        --
     Egypt                          365                        --
     Finland                      2,374                       356
     Germany                      3,110                       467
     Hong Kong                      660                        66
     Italy                        7,148                     1,930
     Japan                          902                        63
     Malaysia                     2,369                        --
     Mexico                       3,366                        --
     Netherlands                 14,754                     3,144
     New Zealand                  2,385                        --
     Norway                         672                       101
     Russia                       1,205                       201
     Singapore                    4,626                        --
     South Africa                 3,128                        --
     South Korea                  1,571                       259
     Switzerland                  5,319                     1,527
     Taiwan                       5,293                     1,059
     Thailand                     2,789                        --
                               --------                   -------
     Total                     $127,775                   $14,553
                               --------                   -------
                               --------                   -------

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Cullen Funds Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cullen International High Dividend Fund (the "Fund") at June 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 2005 (commencement of operations) through June 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
August 11, 2006

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                                EXPENSE EXAMPLE
                           JUNE 30, 2006 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first set of lines of the tables below provide information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The examples below include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second set of lines within the tables below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund's and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                  Beginning                       Ending                    Expenses Paid
                                                Account Value                 Account Value             During Period(1)<F21>
                                                    1/1/06                       6/30/06                   1/1/06 - 6/30/06
                                                    ------                       -------                   ----------------
ACTUAL
International High Dividend Fund
     Retail Class                                 $1,000.00                     $1,095.80                       $0.28
     Class C                                      $1,000.00                     $1,094.30                       $0.46
     Class I                                      $1,000.00                     $1,099.80                       $0.23
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
International High Dividend Fund
     Retail Class                                 $1,000.00                     $1,018.60                       $0.27
     Class C                                      $1,000.00                     $1,014.88                       $0.44
     Class I                                      $1,000.00                     $1,019.84                       $0.22


(1)<F21> Expenses are equal to the International High Dividend Fund's Retail Class, Class C and Class I expense ratios of 1.25%, 2.00% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the current period/365 days (to reflect the period since inception).

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                               BOARD OF TRUSTEES
                                  (UNAUDITED)


                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               THE FUND            OTHER
                                                                                               COMPLEX             DIRECTORSHIPS
                              POSITIONS HELD        PRINCIPAL OCCUPATION(S)                    OVERSEEN            HELD BY
NAME, ADDRESS AND AGE         WITH FUND             DURING PAST 5 YEARS                        BY TRUSTEE          TRUSTEE
---------------------         ---------             -------------------                        ----------          -------
James P. Cullen               Trustee               President, controlling                     2                   None
Cullen Capital                and                   Member and Portfolio
  Management LLC              President             Manager, Cullen Capital
645 Fifth Avenue                                    Management LLC, since
New York, NY  10022                                 May 2000; President, Schafer
Born: 1938                                          Cullen Capital Management,
                                                    Inc. a registered investment
                                                    adviser, from December
                                                    1982 to present.

Dr. Curtis J. Flanagan        Trustee               Private investor, 1998 to                  2                   None
c/o Cullen Capital                                  present; Chairman, South
  Management LLC                                    Florida Pathologists Group,
645 Fifth Avenue                                    prior thereto.
New York, NY  10022
Born: 1921

Matthew J. Dodds              Independent           Private investor, 1999 to                  2                   None
c/o Cullen Capital            Trustee               present; Vice President -
  Management LLC                                    Research, Schafer Cullen
645 Fifth Avenue                                    Capital Management, Inc.,
New York, NY  10022                                 from 1995 to 1999.
Born: 1941

Robert J. Garry               Independent           Corporate Controller,                      2                   None
c/o Cullen Capital            Trustee               Yonkers Racing Corporation,
   Management LLC                                   2001; Chief Operations
645 Fifth Avenue                                    Officer, The Tennis Network
New York, NY  10022                                 Inc., March 2000 to 2001;
Born: 1945                                          Senior Vice President and
                                                    Chief Financial Officer,
                                                    National Thoroughbred
                                                    Racing Association, 1998 to
                                                    2000; Director of Finance
                                                    and Chief Financial Officer,
                                                    United States Tennis
                                                    Association, prior thereto.

Stephen G. Fredericks         Independent           Institutional Trader,                      2                   None
c/o Cullen Capital            Trustee               Raymond James &
  Management LLC                                    Associates, February 2002
645 Fifth Avenue                                    to present; Institutional
New York, NY  10022                                 Trader, ABN AMRO Inc.,
Born: 1942                                          January 1, 1995 to May 2001.

                                                              OFFICERS

John C. Gould                 Chief                 Executive Vice President                   2                   None
Cullen Capital                Compliance            and Assistant Portfolio
  Management LLC              Officer and           Manager, Cullen Capital
645 Fifth Avenue              Executive             Management LLC, May 2000
New York, NY 10022            Vice                  to present; Assistant Portfolio
Born: 1960                    President             Manager, Schafer Cullen
                                                    Capital Management, Inc.,
                                                    from 1989 to present.

Brooks H. Cullen              Vice                  Vice President and Analyst,                2                   None
Cullen Capital                President             Cullen Capital Management
  Management LLC              since                 LLC, since May 2000; Analyst,
645 Fifth Avenue              inception             Schafer Cullen Capital
New York, NY 10022                                  Management, Inc., from
Born: 1967                                          1996 to present.

Brenda S. Pons                Treasurer             Treasurer, Schafer Cullen                  2                   None
Cullen Capital                                      Capital Management LLC,
  Management LLC                                    2000 to Present; Assistant
645 Fifth Avenue                                    Controller, Schafer Cullen
New York, NY 10022                                  Capital Management LLC,
Born: 1976                                          1999 to 2000; Junior
                                                    Accountant, Edward Monaco,
                                                    CPA, 1998 to 1999.

Rahul D. Sharma               Secretary             Secretary, Cullen Capital                  2                   None
Cullen Capital                                      Management LLC, since
  Management LLC                                    May 2000; Director of
645 Fifth Avenue                                    Institutional Marketing,
New York, NY 10022                                  Schafer Cullen Capital
Born: 1970                                          Management, Inc., 1998 to
                                                    present; General
                                                    Manager, Harvest Moon
                                                    (Brewery/Cafe) and Student,
                                                    Rutgers Graduate School,
                                                    1997 to 1998.

At the Trust's regularly scheduled quarterly board meeting held on August 10, 2006, the Board accepted John C. Gould's resignation as Chief Compliance Officer and approved Steven M. Mullooly as the Trust's Chief Compliance Officer.

The Fund's statement of additional information contains additional information about the Fund's trustees and is available, without charge, (1) upon request by calling 1-877-485-8586, (2) at www.cullenfunds.com, or (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

               TOP 10 COUNTRIES - AS OF JUNE 30, 2006 (UNAUDITED)

                         United Kingdom                  13%
                         Singapore                       11%
                         Canada                           9%
                         Brazil                           8%
                         Netherlands                      6%
                         Germany                          5%
                         Switzerland                      5%
                         South Africa                     4%
                         Malaysia                         4%
                         Australia                        3%

Percentages are based upon net assets.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Fund is distributed by Quasar Distributors, LLC, a member of the NASD.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICY

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 1-877-485-8586; (2) at www.cullenfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at www.sec.gov. The Fund's proxy voting record is available on the SEC's website at www.sec.gov no later than August 31 for the prior 12 months ended June 30.

QUARTERLY FILINGS ON FORM N-Q

Beginning with the quarter ending March 31, 2006 the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's N-Q will also be available upon request by calling 1-877-485-8586.

                    CULLEN INTERNATIONAL HIGH DIVIDEND FUND

                               BOARD APPROVAL OF
                         INVESTMENT ADVISORY AGREEMENT
                                  (UNAUDITED)

At a meeting held on November 3, 2005, the Board of Trustees of Cullen Funds Trust (the "Trust"), including all of the Independent Trustees, considered and then approved a new Investment Advisory Agreement (the "Advisory Agreement") between Cullen Capital Management, LLC (the "Adviser") and the Trust, on behalf of the Cullen International High Dividend Fund (the "Fund"), for an initial two year period. Prior to such meeting, the Board received a variety of materials prepared by the Fund's administrator, U.S. Bancorp Fund Services, LLC, and information produced by the Adviser. In approving the Advisory Agreement, the Board of Trustees considered, among other factors: (1) the nature, quality and extent of the services provided by the Adviser to the Fund; (2) the Fund's advisory fee and total expense ratio as compared to the industry averages of advisory fees and expense ratios for a peer group of funds with similar investment objectives (the "Peer Group") to that of the Fund, as selected by Lipper, Inc., an independent provider of investment company data; (3) the Fund's advisory fee as compared to the fees charged by the Adviser to its other clients, and by an affiliate of the Adviser to its clients; (4) the anticipated cost of the services to be provided to the Fund and the profits anticipated to be realized by the Adviser from its relationship with the Fund; (5) economies of scale and the appropriateness of implementing fee breakpoints; and (6) other potential or actual benefits to be derived by the Adviser from its advisory relationship with the Fund. These factors, which are discussed further below, were also considered separately by the Independent Trustees in an executive session during which management of the Adviser and the interested Trustees were not present. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board's determination of whether to approval the continuation of the Advisory Agreement.

Nature, Quality and Extent of the Adviser's Services.  The Board considered the
----------------------------------------------------
nature, quality and extent of the services to be provided by the Adviser to the Fund, including the expertise and experience of the Adviser with regards to investing in international markets. The Board considered the investment performance of the Cullen High Dividend Equity Fund, a separate series of the Trust that follows investment strategies with respect to investment in U.S. securities similar to those expected to be followed by the Fund with respect to investment in international securities. The Board considered the fact that the Fund will rely on the Adviser, as well as its other service providers, to conduct substantially all of its business and perform substantially all of its administrative functions. Specifically, the Board discussed the fact that the Adviser provides the Fund with investment management services, oversee distribution of the Fund's shares through third-party broker/dealers and independent financial institutions, oversee the Fund's other service providers and retain the services of the Fund's Chief Compliance Officer to help ensure that the Fund is in compliance with federal securities laws. The Board took into account the disciplined value oriented investment philosophy that the Adviser has developed and adheres to and its confidence in and understanding of this philosophy and the experience of the Adviser in implementing this philosophy over many years.

Fees and Expenses.  The Board received and reviewed information regarding the
-----------------
Fund's investment advisory fee and total expense ratio, and compared such fee and expense ratio to the average fee and expense ratio for funds in the Peer Group. Fee and expense ratio information for the Fund and the Peer Group was assembled, prepared and distributed by the Fund's administrator. The Peer Group consisted of those funds in Lipper Inc.' s International Multi-Cap Value Fund benchmark category that had a range of $0 - $100 million in net assets; a total of 63 funds comprised the Peer Group. While the Fund's stated investment advisory fee rate is slightly above the average fee for the Peer Group, the Fund's total expense ratio, after reimbursements, is expected to be below the average expense ratio for the Peer Group for the Retail Class and Class I. The Board noted that, until June 30, 2008, the Adviser has agreed to caps on operating expenses for the Fund's three share classes, and to waive or reimburse, as necessary, fees that would otherwise be payable by the Fund to the Adviser to the extent such fees would result in the operating expense caps being exceeded. The Board determined that the after-reimbursement total expense ratio of the Fund will fall within the range of the ratios of other funds in the International Multi-Cap Value classification.

Conclusion.  The Board based its decision on an evaluation of all these factors
----------
as a whole and did not consider one factor as all-important or controlling. Based on its review and the information provided to it, the Board, including all of the Independent Trustees, found that the terms of the Advisory Agreement, including the advisory fee rates provided in the Advisory Agreement, are fair and reasonable to the Fund and its shareholders and unanimously approved the Advisory Agreement. The Board was also assisted in its review, consideration and discussion of the Advisory Agreement by independent legal counsel, who had prepared a summary of the Board's legal obligations and who further summarized the Board's legal obligations at the Board meeting.

                               INVESTMENT ADVISER
                         Cullen Capital Management LLC
                               New York, New York

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                              Milwaukee, Wisconsin

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                              Milwaukee, Wisconsin

                                 LEGAL COUNSEL
                               Sidley Austin LLP
                               Chicago, Illinois

                         ADMINISTRATOR, TRANSFER AGENT,
                              AND FUND ACCOUNTANT
                        U.S. Bancorp Fund Services, LLC
                              Milwaukee, Wisconsin

                                   CUSTODIAN
                              The Bank of New York
                               New York, New York

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has made the following substantive amendments to its code of ethics during the last annual period: Added the Cullen International High Dividend Fund to the Code of Ethics. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Matthew J. Dodds, Robert J. Garry and Stephen G. Fredericks are all "audit committee financial experts" and are considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                          FYE  06/30/06     FYE  06/30/05
                          -------------     -------------

Audit Fees                $42,000           $20,000
Audit-Related Fees                              390
Tax Fees                    9,800             4,500
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant's hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees             FYE  06/30/2006   FYE 6/30/2005
----------------------             ---------------   -------------
Registrant
Registrant's Investment Adviser


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Cullen Funds Trust
                   ------------------------------------

     By (Signature and Title)*<F22> /s/ James P. Cullen
                                    -----------------------------------
                                    James P. Cullen, President

     Date  9/7/06
           -----------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F22> /s/ James P. Cullen
                                    ------------------------------------
                                    James P. Cullen, President

     Date 9/7/06
          -----------------

     By (Signature and Title)*<F22> /s/ Brenda S. Pons
                                    ---------------------------------
                                    Brenda S. Pons, Treasurer

     Date  9/7/06
           -----------------